UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017 (December 8, 2017)

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

300 First Stamford Place, 5th Floor Stamford, CT 06902
(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (203) 276-8100

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Transaction Overview

On December 8, 2017, Eagle Bulk Shipping Inc. (the “Company”), through certain of its wholly-owned subsidiaries, completed a refinancing of approximately USD 265,000,000 under (i) that certain Amended and Restated First Lien Loan Agreement, dated as of March 30, 2016, made by, among others, Eagle Shipping LLC (“Eagle Shipping”), a wholly-owned subsidiary of the Company, as borrower, the banks and financial institutions party thereto and ABN AMRO Capital USA LLC, as security trustee and facility agent (the “First Lien Facility”) and (ii) that certain Second Lien Credit Agreement, dated as of March 30, 2016, made by, among others, Eagle Shipping, as borrower, the individuals and financial institutions party thereto and Wilmington Savings Fund Society, FSB as second lien agent (the “Second Lien Facility”), through (a) a new credit facility of USD 65,000,000 (the “Credit Agreement”), by and among Eagle Shipping, as borrower, certain wholly-owned vessel-owning subsidiaries of Eagle Shipping, as guarantors (the “Guarantors”), the lenders thereunder (the “Lenders”), the swap banks party thereto, ABN AMRO Capital USA LLC, as facility agent and security trustee for the Lenders, ABN AMRO Capital USA LLC, Credit Agricole Corporate and Investment Bank and Skandinaviska Enskilda Banken AB (publ), as mandated lead arrangers, and ABN AMRO Capital USA LLC, as arranger and bookrunner, and (b) the issuance by Eagle Bulk Shipco LLC (“Eagle Shipco”), a company existing under the laws of the Republic of the Marshall Islands and a wholly-owned subsidiary of the Company, of USD 200,000,000 in aggregate principal amount of 8.250% Senior Secured Bonds 2017/2022 (the “Bonds”), pursuant to those certain Bond Terms (the “Bond Terms”), dated as of November 22, 2017, by and between the Eagle Shipco, as issuer, and Nordic Trustee AS, a company existing under the laws of Norway (the “Bond Trustee”). In addition, Eagle Shipco entered into a USD 15,000,000 Super Senior Revolving Facility Agreement (the “Super Senior Facility”), by and among Eagle Shipco, as borrower, and ABN AMRO Capital USA LLC, as original lender, mandated lead arranger and agent (“Super Senior Facility Agent”).

As a result of these refinancing transactions, the Company has extended the maturities of the outstanding indebtedness of its subsidiaries through 2022, as more fully explained below.

In connection with the refinancing transactions described herein, the Company consummated an internal reorganization. As part of the internal reorganization, Eagle Shipping transferred ownership of certain wholly-owned vessel-owning subsidiaries to Eagle Shipco, such that Eagle Shipco became the parent to 28 vessel-owning subsidiaries. Additionally, all management and technical services will now be conducted under Eagle Bulk Management LLC, a newly-formed limited liability company existing under the laws of the Republic of the Marshall Islands and a direct, wholly-owned subsidiary of the Company.

Item 1.01.    Entry into a Material Definitive Agreement

The information provided in Item 2.03 below is incorporated herein by reference, as applicable.

Item 1.02.    Termination of a Material Definitive Agreement.

The information provided in Item 2.03 below with respect to the repayment of the First Lien Facility and the Second Lien Facility is incorporated herein by reference, as applicable.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Eagle Bulk Shipco LLC—Norwegian Bonds

As previously disclosed in the Company’s Current Report on Form 8-K, filed on December 4, 2017, the net proceeds from the Bonds were issued into escrow, to be released and disbursed to Eagle Shipco upon the satisfaction of certain conditions precedent. On December 8, 2017, such conditions were met, and the net proceeds after issuance discount and arranger fees of approximately USD 195,000,000 were released. These net proceeds from the Bonds, together with the proceeds from the new Credit Agreement and cash on hand, were used to repay all amounts outstanding under the First Lien Facility, which was approximately USD 193,003,000, and the Second Lien Facility, which was approximately USD 77,429,200, and to pay expenses associated with the refinancing transactions.

Eagle Shipping LLC—Credit Agreement

On December 8, 2017, Eagle Shipping entered into the Credit Agreement, which provides for (i) a term loan facility in an aggregate principal amount of up to USD 60,000,000 (the “Term Loan”) and (ii) a revolving credit facility in an aggregate principal amount of up to USD 5,000,000 (the “Revolving Loan”). Outstanding borrowings under the Credit Agreement bear interest at LIBOR plus 3.50% per annum.

The Credit Agreement matures on the earlier of (i) five years from the initial borrowing date under the Credit Agreement and (ii) December 8, 2022. With respect to the Term Loan, Eagle Shipping is required to make quarterly repayments of principal in an amount set forth on an amortization schedule, with a final balloon payment to be made at maturity. With respect to the Revolving Loan, Eagle Shipping must repay the aggregate principal amount of all borrowings outstanding on the maturity date. Accrued interest on amounts outstanding under the Term Loan and the Revolving Loan must be paid on the last day of each applicable interest period. Interest periods are for three months, six months or any other period agreed between Eagle Shipping and the Lenders. Finally, Eagle Shipping must prepay certain specified amounts outstanding under the Credit Agreement if an Eagle Shipping Vessel (as defined below) is sold or becomes a total loss or if there is a change of control with respect to the Company, Eagle Shipping or any Guarantor.

Eagle Shipping’s obligations under the Credit Agreement are secured by, among other items, a first priority mortgage on the nine vessels in Eagle Shipping’s fleet as identified in the Credit Agreement and such other vessels that it may from time to time include with the approval of the Lenders (the “Eagle Shipping Vessels”), an assignment of certain accounts, an assignment of certain charters with terms that may exceed 12 months, an assignment of insurances, an assignment of certain master agreements, and a pledge of the membership interests of each of Eagle Shipping’s vessel-owning subsidiaries. In the future, Eagle Shipping may grant additional security to the Lenders from time to time.

The Credit Agreement contains financial covenants requiring Eagle Shipping to maintain minimum liquidity of USD 500,000 in respect of each Eagle Shipping Vessel and to maintain a consolidated interest coverage ratio of not less than a range varying from 1.50 to 1.00 to 2.50 to 1.00. In addition, the Credit Agreement also imposes operating restrictions on Eagle Shipping and the Guarantors, including limiting Eagle Shipping’s and the Guarantors’ ability to, among other things: pay dividends; incur additional indebtedness; create liens on assets; sell assets; dissolve or liquidate; merge or consolidate with another person; make investments; engage in transactions with affiliates; and allow certain changes of control to occur.

The Credit Agreement also includes customary events of default, including those relating to: a failure to pay principal or interest; a breach of covenant, representation or warranty; a cross-default to other indebtedness; the occurrence of certain bankruptcy and insolvency events; the occurrence of certain ERISA events; a judgment default; the cessation of business; the impossibility or unlawfulness of performance of the loan documents; the ineffectiveness of any material provision of any loan document; the occurrence of a material adverse effect; and the occurrence of certain swap terminations.

This summary of the Credit Agreement does not purport to be complete, and is qualified in its entirety by reference to the text of the Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 2.03 by reference.

Eagle Bulk Shipco LLC—Super Senior Facility

On December 8, 2017, Eagle Shipco entered into the Super Senior Facility, which provides for a revolving credit facility in an aggregate amount of up to USD 15,000,000. The proceeds of the Super Senior Facility, which are currently undrawn, are expected, pursuant to the terms of the Super Senior Facility, to be used (i) to acquire additional vessels or vessel owners and (ii) for general corporate and working capital purposes of Eagle Shipco and its subsidiaries. The Super Senior Facility matures on the earlier of (i) December 8, 2022 and (ii) three months prior to final maturity for the Bonds, which will mature on November 28, 2022.

Outstanding borrowings under the Super Senior Facility will bear interest at LIBOR plus 2.00% per annum. For each loan that is requested under the Super Senior Facility, Eagle Shipco must repay such loan along with accrued interest on the last day of each interest period relating to the loan. Interest periods are for three months, six months or any other period agreed between Eagle Shipco and the Super Senior Facility Agent. Additionally, subject to the other terms of the Super Senior Facility, amounts repaid on the last day of each interest period may be re-borrowed.

Eagle Shipco’s obligations under the Super Senior Facility are guaranteed by the limited liability companies that are subsidiaries of Shipco and the legal and beneficial owners of 28 vessels in the Company’s fleet (the “Eagle Shipco Vessel Owners”), and will be secured by mortgages over such vessels, a pledge granted by the Company over all of the shares of Eagle Shipco, a pledge granted by Eagle Shipco over all the shares in the Eagle Shipco Vessel Owners, certain charter contract assignments, certain assignments of earnings, a pledge over certain accounts, an assignment of insurances covering security vessels, and assignments of intra-group debt between the Company and Eagle Shipco or its subsidiaries. The Super Senior Facility ranks super senior to the Bonds with respect to any proceeds from any enforcement action relating to security or guarantees for both the Super Senior Facility and the Bonds.

The Super Senior Facility contains certain covenants that, subject to certain exceptions and qualifications, among other things, limit Eagle Shipco’s and its subsidiaries’ ability to do the following: make distributions; carry out any merger, other business combination, or corporate reorganization; make substantial changes to the general nature of their respective businesses; incur certain indebtedness; incur liens; make loans or guarantees; make certain investments; transact other than on arm’s-length terms; enter into sale and leaseback transactions; engage in certain chartering-in of vessels; or dispose of shares of Eagle Shipco Vessel Owners. Additionally, Eagle Shipco’s leverage ratio must not exceed 75% and its and its subsidiaries’ free liquidity must at all times be at least USD 12,500,000. Also, the total commitments under the Super Senior Facility will be cancelled if (i) at any time the aggregate market value of the security vessels for the Super Senior Facility is less than 300% of the total commitments under the Super Senior Facility or (ii) if Eagle Shipco or any of its subsidiaries redeems or otherwise repays the Bonds so that less than USD 100,000,000 is outstanding under the Bond Terms.

The Super Senior Facility also contains certain events of default customary for transactions of this type, including, but not limited to, those relating to: a failure to pay principal or interest; a breach of covenants, representation or warranty; a cross default to other indebtedness; the occurrence of certain bankruptcy and insolvency events; the cessation of business; the impossibility or unlawfulness of performance of the finance documents for the Super Senior Facility; and the occurrence of a material adverse effect.

This summary of the Super Senior Facility does not purport to be complete, and is qualified in its entirety by reference to the text of the Super Senior Facility, a copy of which is filed as Exhibit 10.2 hereto and is incorporated into this Item 2.03 by reference.

The refinancing transactions will require the Company to write-off deferred financing costs on the First Lien Facility and the Second Lien Facility in an amount of approximately USD 15,000,000 in the fourth quarter of 2017.

Item 7.01.     Regulation FD.

On December 11, 2017, the Company issued a press release announcing the release from escrow of the net proceeds of the Bonds, the entry into the Credit Agreement by Eagle Shipping, the entry into the Super Senior Facility by Eagle Shipco, and the repayment of the First Lien Facility and the Second Lien Facility.

A copy of the press release is attached hereto as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in this Item 7.01 or the exhibit attached hereto.

Forward-Looking Statements

Matters discussed in this Current Report on Form 8-K and the exhibits attached hereto may constitute forward-looking statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events.

These forward-looking statements are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although the Company believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond the Company’s control, the Company cannot assure you that it will achieve or accomplish these expectations, beliefs or projections.

Important factors that, in the Company’s view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including changes in charter hire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in vessel operating expenses, including drydocking and insurance costs, or actions taken by regulatory authorities, ability of the Company’s counterparties to perform their obligations under sales agreements, charter contracts, and other agreements on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists.

Risks and uncertainties are further described in reports filed by the Company with the U.S. Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Credit Agreement, dated as of December 8, 2017, by and among Eagle Shipping LLC, as borrower, certain wholly-owned vessel-owning subsidiaries of Eagle Shipping LLC, as guarantors, the lenders thereunder, the swap banks party thereto, ABN AMRO Capital USA LLC, as facility agent and security trustee for the Lenders, ABN AMRO Capital USA LLC, Credit Agricole Corporate and Investment Bank and Skandinaviska Enskilda Banken AB (publ), as mandated lead arrangers, and ABN AMRO Capital USA LLC, as arranger and bookrunner.

10.2
Super Senior Revolving Facility Agreement, dated as of December 8, 2017, by and among Eagle Bulk Shipco LLC, as borrower, and ABN AMRO Capital USA LLC, as original lender, mandated lead arranger and agent.

99.1	Press Release, dated December 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: December 12, 2017	By:	/s/ Frank De Costanzo
	Name:	Frank De Costanzo
	Title:	Chief Financial Officer